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                                                                 EXHIBIT 10.26

                   AMENDMENT NO. 1 TO SECURED PROMISSORY NOTE

This Amendment No. 1, dated as of November 30, 2001, is entered into by and among Exact Sciences Corporation, a Delaware corporation (the "Company") and Stanley N. Lapidus (the "Obligor").

WHEREAS, the Obligor entered into a Secured Promissory Note with the Company dated as of March 31, 2000 (the "Note"), the provisions of which grant the Company and the Obligor the right to amend the terms of the Note; and

         WHEREAS, in light of the decrease in market interest rates and to encourage the Company's employees including the Obligor to remain in the employ of the Company, the Company desires to amend the interest rate on the Note and all other promissory notes issued by the Company's employees to the Company to more closely reflect current market interest rates.

         NOW, THEREFORE, in consideration of the promises and the agreements herein contained, and intending to be bound hereby, the parties hereby agree as follows: The first sentence of the first paragraph of the Note shall be amended and restated in its entirety to read as follows:

         "For value received, the undersigned, Stanley N. Lapidus (the "Obligor") promises to pay to the order of EXACT Sciences Corporation, a Delaware corporation (the "Company"), at its principal office at 63 Great Road, Maynard, Massachusetts 01754, or such other place as may be designated from time to time in writing by the Company, or its assigns, the principal sum of One Hundered Four Thousand Dollars and No Cents ($104,000), together with accrued interest on the unpaid principal balance hereunder at the rate of 5% per annum, payable as set forth below."

         In all other respects, the Note shall remain in full force and effect.

This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

                                  EXACT SCIENCES CORPORATION


                                  By:  /s/ Don M. Hardison
                                       -----------------------------------------
                                           Don M. Hardison
                                  Title:   Chief Executive Officer and President
ACKNOWLEDGED AND AGREED



/s/ Stanley N. Lapidus
----------------------------
    Stanley N. Lapidus